                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 23, 2005

                               Jarden Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                      0-21052                    35-1828377
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)

555 Theodore Fremd Avenue, Rye, New York                                 10580
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]   Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

    [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240-14d-2(b))

    [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01     Entry into a Material Definitive Agreement

RESTRICTED STOCK AGREEMENT WITH MARTIN E. FRANKLIN

         On June 23, 2005, Jarden Corporation (the "Registrant") entered into a restricted stock agreement with Martin E. Franklin (the "Franklin Restricted
Stock Agreement") pursuant to which the Registrant granted 915,000 shares of restricted stock (the "Franklin Performance Shares") to Mr. Franklin, subject to the terms contained therein. Except for Mr. Franklin's employment agreement (the
"Franklin Employment Agreement"), other equity award agreements and the Franklin
Restricted Stock Agreement described herein, there is no material relationship between the Registrant or its affiliates and Mr. Franklin. The Registrant currently intends to consummate a 3 for 2 stock split (the "Stock Split") for its shares of Common Stock on July 11, 2005 held by its stockholders of record on June 20, 2005. All share numbers and dollar values included herein have been determined on a pre-Stock Split basis. Set forth below is a summary of the material terms of the Franklin Restricted Stock Agreement.

         Effective as of June 23, 2005 and pursuant to the Registrant's 2003
Amended and Restated Stock Incentive Plan, the Registrant granted the Franklin
Performance Shares to Mr. Franklin. In accordance with the terms of the Franklin
Restricted Stock Agreement, the restrictions on the Franklin Performance Shares shall lapse as follows: (i) 457,500 shares of the Performance Shares (the
"Franklin Tranche 1") shall no longer be subject to the restrictions set forth in the Franklin Restricted Stock Agreement on the date that the trading price of the Common Stock of the Registrant equals or exceeds fifty six dollars ($56.00)
per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the third anniversary of the restricted stock grant but no earlier than November 1, 2005, (ii) the remaining
457,500 shares of the Franklin Performance Shares shall no longer be subject to the restrictions set forth in the Franklin Restricted Stock Agreement on the date that the stock price of the Common Stock of the Registrant equals or exceeds sixty four dollars ($64.00) per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the fifth anniversary of the restricted stock grant, or (iii) (a) the
Franklin Tranche 1 shall no longer be subject to the restrictions set forth in the Franklin Restricted Stock Agreement on the date of a Change of Control (as defined in the Franklin Employment Agreement) of the Registrant, or in lieu thereof, all of the Franklin Performance Shares granted in the Franklin
Restricted Stock Agreement shall no longer be subject to the restrictions set forth in the Franklin Restricted Stock Agreement on the date of a Change in
Control of the Registrant if the trading price of the Common Stock of the
Registrant equals or exceeds thirty two dollars ($32.00) per share on the New
York Stock Exchange (or any other national securities exchange on which such
Common Stock may then be traded) immediately prior to the consummation of the
Change of Control of the Registrant, or (b) the Board of Directors approves, in its sole discretion, such vesting. If Mr. Franklin is either fired by the
Registrant or leaves voluntarily, Mr. Franklin will surrender all unvested
Franklin Performance Shares issuable pursuant to the Franklin Restricted Stock
Agreement. The restrictions on the Franklin Performance Shares contained in the
Franklin Restricted Stock Agreement prohibit

Mr. Franklin from selling, transferring, assigning, pledging or otherwise encumbering or disposing of the Franklin Performance Shares until such restrictions shall have lapsed in accordance with the terms of the Franklin
Restricted Stock Agreement.

RESTRICTED STOCK AGREEMENT WITH IAN G.H. ASHKEN

         On June 23, 2005, the Registrant entered into a restricted stock agreement with Ian G.H. Ashken (the "Ashken Restricted Stock Agreement")
pursuant to which the Registrant granted 380,000 shares of Ashken restricted stock (the "Ashken Performance Shares") to Mr. Ashken, subject to the terms contained therein. Except for Mr. Ashken's employment agreement (the "Ashken
Employment Agreement"), other equity award agreements and the Ashken Restricted
Stock Agreement described herein, there is no material relationship between the
Registrant or its affiliates and Mr. Ashken. The Registrant currently intends to consummate the Stock Split for its shares of Common Stock on July 11, 2005 held by its stockholders of record on June 20, 2005. All share numbers and dollar values included herein have been determined on a pre-Stock Split basis. Set forth below is a summary of the material terms the Ashken Restricted Stock
Agreement.

         Effective as of June 23, 2005 and pursuant to the Registrant's 2003
Amended and Restated Stock Incentive Plan, the Registrant granted the Ashken
Performance Shares to Mr. Ashken. In accordance with the terms of the Ashken
Restricted Stock Agreement, the restrictions on the Ashken Performance Shares shall lapse as follows: (i) 190,000 shares of the Ashken Performance Shares (
the "Ashken Tranche 1") shall no longer be subject to the restrictions set forth in the Ashken Restricted Stock Agreement on the date that the trading price of the Common Stock of the Registrant equals or exceeds fifty six dollars ($56.00)
per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the third anniversary of the restricted stock grant but no earlier than November 1, 2005, (ii) the remaining
190,000 shares of the Ashken Performance Shares shall no longer be subject to the restrictions set forth in the Ashken Restricted Stock Agreement on the date that the stock price of the Common Stock of the Registrant equals or exceeds sixty four dollars ($64.00) per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the fifth anniversary of the restricted stock grant, or (iii) (a) the Ashken
Tranche 1 shall no longer be subject to the restrictions set forth in the Ashken
Restricted Stock Agreement on the date of a Change of Control (as defined in the
Employment Agreement) of the Registrant, or in lieu thereof, all of the Ashken
Performance Shares granted in the Ashken Restricted Stock Agreement shall no longer be subject to the restrictions set forth in the Ashken Restricted Stock
Agreement on the date of a Change in Control of the Registrant if the trading price of the Common Stock of the Registrant equals or exceeds thirty two
($32.00) per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) immediately prior to the consummation of the Change of Control of the Registrant, or (b) the
Board of Directors approves, in its sole discretion, such vesting. If Mr. Ashken is either fired by the Registrant or leaves voluntarily, Mr. Ashken will surrender all

unvested Ashken Performance Shares issuable pursuant to the Ashken Restricted
Stock Agreement. The restrictions on the Ashken Performance Shares contained in the Ashken Restricted Stock Agreement prohibit Mr. Ashken from selling, transferring, assigning, pledging or otherwise encumbering or disposing of the
Ashken Performance Shares until such restrictions shall have lapsed in accordance with the terms of the Ashken Restricted Stock Agreement.

RESTRICTED STOCK AGREEMENT WITH JAMES E. LILLIE

         On June 23, 2005, the Registrant entered into a restricted stock agreement with James E. Lillie (the "Lillie Restricted Stock Agreement")
pursuant to which the Registrant granted 145,000 shares of restricted stock (the
"Lillie Performance Shares") to Mr. Lillie, subject to the terms contained therein. Except for Mr. Lillie's employment agreement, other equity award agreements and the restricted stock agreement described herein, there is no material relationship between the Registrant or its affiliates and Mr. Lillie.
The Registrant currently intends to consummate the Stock Split for its shares of
Common Stock on July 11, 2005 held by its stockholders of record on June 20,
2005. All share numbers and dollar values included herein have been determined on a pre-Stock Split basis. Set forth below is a summary of the material terms of the Lillie Restricted Stock Agreement.

         Effective as of June 23, 2005 and pursuant to the Registrant's 2003
Amended and Restated Stock Incentive Plan, the Registrant granted the Lillie
Performance Shares to Mr. Lillie. In accordance with the terms of the Lillie
Restricted Stock Agreement, the restrictions on the Lillie Performance Shares shall lapse as follows: (i) 72,500 shares of the Performance Shares (the "Lillie
Tranche 1") shall no longer be subject to the restrictions set forth in the
Lillie Restricted Stock Agreement on the date that the trading price of the
Common Stock of the Registrant equals or exceeds fifty six dollars ($56.00) per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the third anniversary of the restricted stock grant but no earlier than November 1, 2005, (ii) the remaining 72,500 shares of the Lillie Performance Shares shall no longer be subject to the restrictions set forth in the Lillie Restricted Stock Agreement on the date that the stock price of the Common Stock of the Registrant equals or exceeds sixty four dollars ($64.00) per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the fifth anniversary of the restricted stock grant, or (iii) (a) the Lillie Tranche 1 shall no longer be subject to the restrictions set forth in the Lillie
Restricted Stock Agreement on the date of a Change-of-Control Event (as defined in the Registrant's 2003 Amended and Restated Stock Incentive Plan), or in lieu thereof, all of the Lillie Performance Shares granted in the Lillie Restricted
Stock Agreement shall no longer be subject to the restrictions set forth in the
Lillie Restricted Stock Agreement on the date of a Change-of-Control Event if the trading price of the Common Stock of the Registrant equals or exceeds thirty two dollars ($32.00) per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded), immediately prior to the consummation of the Change-of-Control Event or (b) the
Board of

Directors approves, in its sole discretion, such vesting. If Mr. Lillie is either fired by the Registrant or leaves voluntarily, Mr. Lillie will surrender all unvested Lillie Performance Shares issuable pursuant to the Lillie
Restricted Stock Agreement. The restrictions on the Lillie Performance Shares contained in the Lillie Restricted Stock Agreement prohibit Mr. Lillie from selling, transferring, assigning, pledging or otherwise encumbering or disposing of the Lillie Performance Shares until such restrictions shall have lapsed in accordance with the terms of the Lillie Restricted Stock Agreement.

RESTRICTED STOCK AGREEMENT WITH DESIREE DESTEFANO

         On June 23, 2005, the Registrant entered into a restricted stock agreement with Desiree DeStefano (the "DeStefano Restricted Stock Agreement")
pursuant to which the Registrant granted 10,000 shares of restricted stock (the
"DeStefano Performance Shares") to Ms. DeStefano, subject to the terms contained therein. Except for Ms. DeStefano's employment agreement, other equity award agreements and the DeStefano Restricted Stock Agreement described herein, there is no material relationship between the Registrant or its affiliates and Ms.
DeStefano. The Registrant currently intends to consummate the Stock Split for its shares of Common Stock on July 11, 2005 held by its stockholders of record on June 20, 2005. All share numbers and dollar values included herein have been determined on a pre-Stock Split basis. Set forth below is a summary of the material terms of the DeStefano Restricted Stock Agreement.

         Effective as of June 23, 2005 and pursuant to the Registrant's 2003
Amended and Restated Stock Incentive Plan, the Registrant granted the DeStefano
Performance Shares to Ms. DeStefano. In accordance with the terms of the
DeStefano Restricted Stock Agreement, the restrictions on the DeStefano
Performance Shares shall lapse as follows: (i) 5,000 shares of the DeStefano
Performance Shares (the "DeStefano Tranche 1") shall no longer be subject to the restrictions set forth in the DeStefano Restricted Stock Agreement on the date that the trading price of the Common Stock of the Registrant equals or exceeds fifty six dollars ($56.00) per share on the New York Stock Exchange (or any other national securities exchange on which such Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the third anniversary of the restricted stock grant but no earlier than
November 1, 2005, (ii) the remaining 5,000 shares of the DeStefano Performance
Shares shall no longer be subject to the restrictions set forth in the DeStefano
Restricted Stock Agreement on the date that the stock price of the Common Stock of the Registrant equals or exceeds sixty four dollars ($64.00) per share on the
New York Stock Exchange (or any other national securities exchange on which such
Common Stock may then be traded) for ten (10) consecutive trading days (measured on a VWAP basis) prior to the fifth anniversary of the restricted stock grant, or (iii) (a) the DeStefano Tranche 1 shall no longer be subject to the restrictions set forth in the DeStefano Restricted Stock Agreement on the date of a Change-of-Control Event (as defined in the Registrant's 2003 Amended and
Restated Stock Incentive Plan), or in lieu thereof, all of the DeStefano
Performance Shares granted in the DeStefano Restricted Stock Agreement shall no longer be subject to the restrictions set forth in the DeStefano Restricted
Stock Agreement on the date of a Change-of-Control Event if the trading price of the Common Stock of the Registrant equals or exceeds thirty two dollars ($32.00)
per share on the New York Stock Exchange (or any other

national securities exchange on which such Common Stock may then be traded)
immediately prior to the consummation of the Change-of-Control Event, or (b) the
Board of Directors approves, in its sole discretion, such vesting. If Ms.
DeStefano is either fired by the Registrant or leaves voluntarily, Ms. DeStefano will surrender all unvested DeStefano Performance Shares issuable pursuant to the DeStefano Restricted Stock Agreement. The restrictions on the DeStefano
Performance Shares contained in the DeStefano Restricted Stock Agreement prohibit Ms. DeStefano from selling, transferring, assigning, pledging or otherwise encumbering or disposing of the DeStefano Performance Shares until such restrictions shall have lapsed in accordance with the terms of the
DeStefano Restricted Stock Agreement.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2005

                                         JARDEN CORPORATION

                                         By: /s/ Desiree DeStefano
                                             ----------------------------
                                             Name: Desiree DeStefano
                                             Title: Executive Vice President -
                                                    Finance and Treasurer